                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  6
Glossary of Terms................................  7
Performance Results..............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 27
Dividend Reinvestment Plan....................... 28

VKA ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in                          [PHOTO]
mutual fund investing, and a surge in
personal retirement planning. The
coming millennium promises to hold
even more challenges and
opportunities.                             DENNIS J. MCDONNELL AND DON G. POWELL
    To lead us into this new era of
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 6.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates 0.25 percent in late September. It was the first rate cut in almost three years and was

                                                            Continued on page  2
followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.

MARKET OVERVIEW
    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

                                                            Continued on page  3

[PIE CHART]

Portfolio Composition by Credit Quality*
As of October 31, 1998
AAA.............    58.9%
AA..............    14.2%
A...............    11.3%
BBB.............    15.4%
B...............     0.2%

* As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We replaced high-coupon bonds that had been called due to the decline in interest rates, as well as some recent acquisitions that had appreciated in price.
    We purchased long-term discount bonds, including zero-coupon bonds, to extend the call protection of the Trust. Long-term discount bonds tend to appreciate faster than par or premium bonds during periods of falling interest rates, such as the current reporting period. These bonds helped offset the declining duration of the portfolio that occurred as low interest rates cause some of our higher-coupon holdings to be prerefunded or priced to call dates. As of October 31, the duration of the Trust stood at 7.38 years, compared with 7.72 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less).
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. Under current market conditions, the yield spread between higher- and lower-rated bonds is modest, and we believe that investors are not adequately compensated for the additional credit risk associated with lower-rated securities. As a result of the purchase of higher-quality bonds and credit upgrades of some Trust assets, the credit quality of the Trust improved slightly.

               Top Five Portfolio Sectors as of October 31, 1998*
                    Transportation.................... 15.3%
                    Industrial Revenue................ 13.9%
                    Single-Family Housing............. 12.6%
                    Health Care....................... 12.5%
                    Higher Education..................  7.9%

                    *As a Percentage of Long-Term
                    Investments

                                                            Continued on page  4

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1998, the Trust generated a total return of 11.33 percent.(1) This reflects a gain in market price per common share from $15.0625 on October 31, 1997, to $15.8125 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.69 percent,(3) based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.89 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page 9 for additional performance numbers.

      TWELVE-MONTH DIVIDEND HISTORY FOR THE PERIOD ENDED OCTOBER 31, 1998

DISTRIBUTOR PER COMMON SHARE
Nov 1997                                      $.0775
Dec 1997                                      $.0775
Jan 1998                                      $.0775
Feb 1998                                      $.0775
Mar 1998                                      $.0775
Apr 1998                                      $.0750
may 1998                                      $.0750
Jun 1998                                      $.0750
Jul 1998                                      $.0750
Aug 1998                                      $.0750
Sep 1998                                      $.0750
Oct 1998                                      $.0750

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.
    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.
    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.

                                                            Continued on page  5

    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 9

                          A FAREWELL FROM THE CHAIRMAN

                          ------------ - ------------

Dear Shareholder,

    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]

Don G. Powell

                        ------------ - ------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKA)

COMMON SHARE TOTAL RETURNS
One-Year total return based on market price(1)...........    11.33%
One-Year total return based on NAV(2)....................     9.35%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.69%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     8.89%

 SHARE VALUATIONS

Net asset value..........................................  $  16.93
Closing common stock price...............................  $15.8125
One-Year high common stock price (10/06/98)..............  $16.4375
One-Year low common stock price (04/27/98)...............  $14.5000
Preferred share (Series A) rate(5).......................    3.340%
Preferred share (Series B) rate(5).......................    3.300%
Preferred share (Series C) rate(5).......................    3.350%
Preferred share (Series D) rate(5).......................    3.340%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  102.0%
          ALABAMA  1.2%
$ 6,050   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd)...............................   5.000%   08/15/15  $  6,075,229
                                                                                 ------------
          ALASKA  2.0%
 10,000   Alaska St Hsg Fin Corp Ser A Rfdg (b)............   5.000    12/01/18     9,999,600
                                                                                 ------------
          ARIZONA  0.9%
  4,260   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250    07/15/10     4,765,619
                                                                                 ------------
          CALIFORNIA  4.3%
  4,215   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent..............................   5.450    10/01/13     4,337,066
  5,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A.................................   5.250    12/01/13     5,138,100
  2,500   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
          Constr Rfdg (AMBAC Insd).........................   5.000    03/01/11     2,584,100
  7,500   Los Angeles Cnty, CA Tran Comm Sales Tax Rev Prop
          C Ser A (Prerefunded @ 07/01/02).................   6.500    07/01/20     8,401,500
  1,500   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................   6.000    07/01/07     1,718,445
                                                                                 ------------
                                                                                   22,179,211
                                                                                 ------------
          COLORADO  2.4%
  8,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)........       *    08/31/26     1,342,065
  1,845   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B1...............................................   7.900    12/01/25     2,041,253
  1,020   Colorado Hsg Fin Auth Single Family Pgm Sr Ser D1
          Rfdg.............................................   8.000    12/01/24     1,130,588
  3,136   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          E................................................   8.125    12/01/24     3,475,992
  3,215   Denver, CO City & Cnty Arpt Rev Ser C............   6.350    11/15/01     3,420,760
  1,000   Meridian Metro Dist, CO Peninsular & Oriental
          Steam Navig Co Rfdg..............................   7.500    12/01/11     1,098,000
                                                                                 ------------
                                                                                   12,508,658
                                                                                 ------------
          CONNECTICUT  0.2%
  1,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic........................................   6.150    04/01/35     1,091,750
                                                                                 ------------
          GEORGIA  1.4%
  1,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser B...   7.900    12/01/18     1,054,970
  1,500   George L Smith II GA Wrld Congress Cent Auth Rev
          Domed Stadium Proj Rfdg (MBIA Insd) (a)..........   5.500    07/01/20     1,496,310
  3,770   Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
          Oglethorpe Pwr Corp Scherer Ser A................   6.800    01/01/12     4,577,534
                                                                                 ------------
                                                                                    7,128,814
                                                                                 ------------
          HAWAII  1.1%
  5,045   Hawaii St Arpt Sys Rev 2nd Ser (FGIC Insd).......   7.500    07/01/20     5,429,580
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          ILLINOIS  8.5%
$ 1,205   Aurora, IL Single Family Mtg Rev Ser B Rfdg
          (GNMA Collateralized)............................   8.050%   09/01/25  $  1,374,423
  5,625   Chicago, IL Midway Arpt Rev Ser A (MBIA Insd)....   5.125    01/01/35     5,480,100
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
          Airls Inc Proj Ser B.............................   7.875    11/01/25     3,233,520
  5,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
          Terminal (MBIA Insd).............................   6.750    01/01/18     5,464,300
  5,000   Chicago, IL Sch Fin Auth Ser A (MBIA Insd) (b)...   5.000    06/01/09     5,224,100
  3,000   Cicero, IL (MBIA Insd)...........................   6.500    12/01/14     3,467,160
  2,360   Cook Cnty, IL Cmnty High Sch (FSA Insd)..........       *    12/01/11     1,283,321
  2,360   Cook Cnty, IL Cmnty High Sch (FSA Insd)..........       *    12/01/12     1,211,530
  2,235   Cook Cnty, IL Cmnty High Sch (FSA Insd)..........       *    12/01/13     1,078,320
  1,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A Rfdg (MBIA Insd)......................   5.400    03/01/28     1,020,390
  3,000   Illinois Dev Fin Auth Solid Waste Disposal Rev...   5.950    12/01/24     3,344,490
  3,545   Illinois Edl Fac Auth Rev Lake Forest College
          (Prerefunded @ 10/01/01) (FSA Insd)..............   6.750    10/01/21     3,916,126
  5,000   Regional Tran Auth IL Ser B (AMBAC Insd).........   8.000    06/01/17     6,910,600
  1,150   Will Cnty, IL Cmnty Sch Dist 365U Vly View Ser B
          (FSA Insd).......................................       *    11/01/15       494,983
                                                                                 ------------
                                                                                   43,503,363
                                                                                 ------------
          INDIANA  1.4%
  4,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
          Proj (MBIA Insd).................................   6.850    07/01/22     4,434,760
  2,000   Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (FSA Insd).............................   7.000    08/15/15     2,512,460
                                                                                 ------------
                                                                                    6,947,220
                                                                                 ------------
          KANSAS  2.0%
  5,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)............................   7.000    06/01/31     6,008,310
  1,395   Sedgwick & Shawnee Cntys, KS Single Family Rev
          Coll Mtg Ser A Rfdg (GNMA Collateralized)........   8.050    05/01/24     1,570,310
  2,475   Sedgwick Cnty, KS Single Family Mtg Rev Coll Ser
          A Rfdg (GNMA Collateralized).....................   8.125    05/01/24     2,765,837
                                                                                 ------------
                                                                                   10,344,457
                                                                                 ------------
          KENTUCKY  2.5%
  7,750   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.125    02/01/21     8,379,687
  4,450   Louisville & Jefferson Cntys, KY Metro Swr Dist
          Drainage Rev Rfdg (MBIA Insd)....................   5.300    05/15/19     4,537,265
                                                                                 ------------
                                                                                   12,916,952
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          LOUISIANA  1.6%
$ 1,950   Louisiana Hsg Fin Agy Mtg Rev Multi-Family
          Emerald Pointe Apts (FHA Gtd)....................   7.100%   11/01/33  $  2,077,257
  2,345   Louisiana Hsg Fin Agy Mtg Rev Single Family
          Access Pgm Ser B (GNMA Collateralized)...........   8.000    03/01/25     2,748,176
  3,000   Saint Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Ser A (AMBAC Insd)................   6.875    07/01/24     3,409,950
                                                                                 ------------
                                                                                    8,235,383
                                                                                 ------------
          MARYLAND  2.0%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl Admin Proj
          Ser A Rfdg (MBIA Insd) (a).......................   5.000    04/01/15     1,255,674
  9,000   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Single Family Pgm 3rd Ser (FHA Gtd)..............   7.375    04/01/26     9,240,840
                                                                                 ------------
                                                                                   10,496,514
                                                                                 ------------
          MASSACHUSETTS  2.8%
  2,500   Chelsea, MA Sch Proj Ln Act 1948 (Prerefunded @
          06/15/04) (AMBAC Insd)...........................   6.500    06/15/12     2,868,975
  3,955   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          A Rfdg...........................................   5.500    03/01/12     4,354,376
  2,250   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          B Rfdg (MBIA Insd)...............................   6.000    03/01/10     2,460,555
  3,500   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser A Rfdg (AMBAC Insd)......................   5.000    07/01/10     3,604,720
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Saints
          Mem Med Cent Ser A...............................   6.000    10/01/23     1,010,640
                                                                                 ------------
                                                                                   14,299,266
                                                                                 ------------
          MICHIGAN  2.3%
  1,680   Michigan Higher Edl Fac Auth Rev Ltd Oblig Hope
          College Proj Rfdg (Connie Lee Insd)..............   7.000    10/01/14     1,919,786
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/18     1,017,620
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/27     2,028,600
  3,350   Michigan St Hosp Fin Auth Rev Hosp Mid-MI Oblig
          Group (Prerefunded @ 12/01/02)...................   6.800    12/01/14     3,797,326
  3,000   Michigan St Strategic Fund Ltd Oblig Rev Ser CC
          Rfdg (FGIC Insd).................................   6.950    09/01/21     3,283,530
                                                                                 ------------
                                                                                   12,046,862
                                                                                 ------------
          MISSISSIPPI  2.7%
  2,000   Mississippi Bus Fin Corp Sys Energy Res
          Inc (a)..........................................   5.875    04/01/22     2,001,120
  5,950   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser B (GNMA Collateralized)...........   7.900    03/01/25     6,698,153

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MISSISSIPPI (CONTINUED)
$ 1,883   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)...........   8.125%   12/01/24  $  2,111,413
  2,862   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)...........   8.100    12/01/25     3,224,787
                                                                                 ------------
                                                                                   14,035,473
                                                                                 ------------
          MISSOURI  2.4%
  2,100   Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)............................................   6.900    09/01/10     2,391,900
 10,000   Missouri St Hlth & Edl Fac Rev BJC Hlth Sys......   5.000    05/15/28     9,721,600
                                                                                 ------------
                                                                                   12,113,500
                                                                                 ------------
          NEW HAMPSHIRE  0.2%
  1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd)...............   6.300    05/01/22     1,112,250
                                                                                 ------------
          NEW JERSEY  5.4%
 10,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd).............................   5.900    03/15/21    11,401,100
  8,000   New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Proj Ser A (FGIC Insd)................   6.875    11/01/34     9,141,840
  2,000   New Jersey St Hwy Auth Garden St Pkwy Genl Rev Sr
          Pkwy.............................................   6.250    01/01/14     2,158,200
  4,650   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Ser D Rfdg (MBIA Insd)............   6.550    10/01/29     5,241,620
                                                                                 ------------
                                                                                   27,942,760
                                                                                 ------------
          NEW YORK  28.2%
  1,500   Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA
          Insd)............................................   5.250    04/01/15     1,537,425
  5,000   Long Island Pwr Auth NY Elec Sys Rev Genl Ser
          A................................................   5.500    12/01/29     5,166,900
  5,000   Long Island Pwr Auth NY Elec Genl (MBIA Insd)
          (a)..............................................   4.100    04/01/07     4,973,450
  1,500   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................   5.625    07/01/27     1,605,585
  3,000   Metropolitan Tran Auth NY Tran Fac Rev Svcs
          Contract Ser R Rfdg..............................   5.500    07/01/17     3,145,230
  1,500   Metropolitan Tran Auth NY Tran Fac Rev Ser K
          Rfdg.............................................   6.250    07/01/11     1,605,555
  4,250   New York City Indl Dev Agy Civic Fac Rev USTA
          Natl Tennis Cent Proj (FSA Insd).................   6.375    11/15/14     4,784,098
  2,360   New York City Indl Dev Agy Spl Fac United Airls
          Inc Proj.........................................   5.650    10/01/32     2,380,933
  1,300   New York City Indl Dev Civic YMCA Greater NY
          Proj.............................................   5.800    08/01/16     1,380,743
  5,500   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser B............................................   5.750    06/15/26     5,944,180
     10   New York City Ser A (Prerefunded @ 08/15/01).....   8.000    08/15/19        11,279
  1,325   New York City Ser B1 (Prerefunded @ 08/15/04)....   7.000    08/15/16     1,547,719
    125   New York City Ser C..............................   7.125    08/15/12       135,641
      5   New York City Ser C..............................   7.250    08/15/24         5,431
  1,525   New York City Ser C (Prerefunded @ 08/15/01).....   7.125    08/15/12     1,667,084

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,870   New York City Ser C (Prerefunded @ 08/15/01).....   7.250%   08/15/24  $  3,146,438
  2,225   New York City Ser F Rfdg.........................   6.000    08/01/11     2,462,541
  1,000   New York City SubSer A1 (Embedded Swap)..........   6.710    08/01/12     1,055,240
  2,525   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................   5.500    05/15/25     2,647,463
  3,970   New York St Dorm Auth Rev City Univ Ser F........   5.000    07/01/14     3,978,734
  2,600   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Res Ser A...................................   5.750    07/01/13     2,897,076
  5,050   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Res Ser B...................................   5.375    07/01/07     5,429,659
  3,100   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A................................................   5.625    07/01/16     3,350,046
  4,050   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.300    05/15/07     4,255,173
  2,550   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B Rfdg.......................................   5.750    08/15/11     2,793,398
  5,000   New York St Dorm Auth Rev St Univ Edl Fac Ser A
          Rfdg.............................................   5.500    05/15/08     5,447,050
  2,000   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg.............................................   7.500    05/15/11     2,492,520
  3,000   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co of NY Inc Proj Ser A..............   6.750    01/15/27     3,191,640
    980   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Ser B............................................   7.375    02/15/14     1,028,118
  1,560   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser A...................................   7.500    02/15/21     1,702,272
  2,615   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser A (Prerefunded @ 02/15/01)..........   7.500    02/15/21     2,885,705
  5,000   New York St Med Care Fac Fin Agy Rev NY Downtown
          Hosp Ser A (Prerefunded @ 02/15/05)..............   6.800    02/15/20     5,856,550
  2,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/01) (AMBAC Insd)......   6.600    02/15/11     2,128,220
  6,750   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.300    08/15/06     7,708,770
  7,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.400    08/15/07     8,032,850
  3,000   New York St Pwr Auth Rev & Genl Purp Ser Y
          (Prerefunded @ 01/01/01).........................   6.750    01/01/18     3,254,490
  5,695   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................   5.750    04/01/08     6,253,736
  7,500   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................   5.250    04/01/13     7,665,525
  3,550   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 7........................................   5.700    01/01/27     3,738,718
 12,500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25    13,256,875
  2,000   Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
          X................................................   6.500    01/01/19     2,180,980
                                                                                 ------------
                                                                                  144,731,040
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NORTH CAROLINA  2.5%
$11,000   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (MBIA Insd)......................................   6.000%   01/01/12  $ 12,619,420
                                                                                 ------------
          OHIO  0.9%
  1,000   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg....   6.375    05/15/11     1,101,920
  3,000   Ohio St Tpk Comm Tpk Rev Ser A Rfdg (FGIC
          Insd)............................................   5.500    02/15/26     3,276,270
                                                                                 ------------
                                                                                    4,378,190
                                                                                 ------------
          OKLAHOMA  0.2%
  1,100   Oklahoma City, OK Indl & Cultural Fac Trust Rev
          Dist Heating & Cooling Trigen....................   6.750    09/15/17     1,125,223
                                                                                 ------------
          PENNSYLVANIA  3.7%
  5,785   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd).....       *    09/01/17     2,261,125
  1,495   Geisinger Auth PA Hlth Sys Rev Penn St Geisinger
          Hlth Sys Ser A...................................   5.000    08/15/16     1,487,046
  2,665   Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)............................................       *    03/15/14     1,256,601
  1,830   Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)............................................       *    09/15/14       842,038
  2,900   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Metro Edison Co Proj A (AMBAC Insd)..............   5.950    05/01/27     3,141,483
  4,000   Pennsylvania Intergovt Coop Auth Spl Tax Rev
          Philadelphia Funding Pgm (Prerefunded @ 06/15/05)
          (FGIC Insd) (b)..................................   6.750    06/15/21     4,643,240
  5,200   Randor Twp, PA Sch Dist..........................   5.750    03/15/26     5,557,396
                                                                                 ------------
                                                                                   19,188,929
                                                                                 ------------
          RHODE ISLAND  1.6%
  7,800   Rhode Island Hsg & Mtg Fin Corp Homeownership
          Oppty Ser 5......................................   6.400    04/01/24     8,248,032
                                                                                 ------------
          SOUTH DAKOTA  0.5%
  2,500   Rapid City, SD Area Sch Dist No 51-4 Cap Outlay
          Ctfs (FSA Insd) (a)..............................   4.750    01/01/18     2,436,875
                                                                                 ------------
          TEXAS  6.6%
  2,355   Brazos River Auth TX Pollutn Ctl Rev Coll Util
          Elec Co Rfdg.....................................   5.550    06/01/30     2,327,211
  3,000   Brazos River Auth TX Rev Houston Inds Inc Proj
          Ser D Rfdg (MBIA Insd)...........................   4.900    10/01/15     3,039,600
    825   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser A2 Rfdg...................................   6.800    12/01/04       921,748
  1,084   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser C2 Rfdg...................................   7.100    11/01/04     1,223,836
  5,000   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc...............................   7.250    11/01/30     5,520,150
  5,340   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................   7.625    11/01/21     5,854,562
  1,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................   7.125    11/01/26     1,595,595
  2,500   Houston, TX Arpt Sys Rev Subordinated Lien Ser C
          (FGIC
          Insd) (a)........................................   5.000    07/01/28     2,456,175

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,140   Little Elm, TX Indpt Sch Dist Rfdg (PSFG Insd)...   6.750%   08/15/29  $  5,928,425
  2,000   Tarrant Cnty, TX Jr College Dist.................   5.050    02/15/10     2,090,080
  2,000   Texas St Dept Hsg & Cmnty Affairs Single Family
          Rev Mtg Jr Lien Ser A Rfdg.......................   8.100    09/01/15     2,283,420
  1,200   Wylie, TX Indpt Sch Dist Cap Apprec Rfdg (PSFG
          Insd)............................................       *    08/15/17       447,972
                                                                                 ------------
                                                                                   33,688,774
                                                                                 ------------
          UTAH  1.1%
  1,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd).................................   5.750    07/01/19     1,626,270
  2,500   Intermountain Pwr Agy UT Rev (MBIA Insd) (a).....   5.000    07/01/19     2,454,875
  1,525   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj.............................................   7.900    06/01/17     1,584,460
                                                                                 ------------
                                                                                    5,665,605
                                                                                 ------------
          VIRGINIA  0.5%
  2,500   Chesapeake Bay Brdg & Tunl VA Dist Rev Gen
          Resolution Rfdg (MBIA Insd)......................   5.500    07/01/25     2,731,625
                                                                                 ------------
          WASHINGTON  1.0%
  1,400   King Cnty, WA Hsg Auth Hsg Rev Pooled Sr Ser A
          Rfdg.............................................   6.700    03/01/15     1,506,232
  3,450   Washington St Pub Pwr Supply Sys Nuclear Proj No
          2 Rev Ser B Rfdg (Prerefunded @ 07/01/00) (FSA
          Insd)............................................   7.000    07/01/12     3,710,510
                                                                                 ------------
                                                                                    5,216,742
                                                                                 ------------
          WEST VIRGINIA  2.4%
  2,500   Berkeley Cnty, WV Bldg Comm Hosp Rev City Hosp
          Proj.............................................   6.500    11/01/22     2,687,350
  5,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     5,534,250
  2,000   West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.550    05/01/17     2,063,060
  2,045   West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.450    11/01/21     2,087,904
                                                                                 ------------
                                                                                   12,372,564
                                                                                 ------------
          WISCONSIN  2.6%
  5,000   Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A.......................................   6.750    04/01/27     5,424,400
  2,500   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev Ser A Rfdg (MBIA Insd).............   5.500    12/15/18     2,702,125
  3,000   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................   6.450    03/01/17     3,206,550
  2,000   Wisconsin St Hlth & Edl Fac Auth Rev (MBIA Insd)
          (a)..............................................   4.750    06/01/23     1,903,800
                                                                                 ------------
                                                                                   13,236,875
                                                                                 ------------
          WYOMING  0.4%
  1,680   Wyoming Cmnty Dev Auth Insd Single Family Mtg Ser
          B................................................   6.700    06/01/17     1,797,785
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          PUERTO RICO  2.5%
$ 1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg.............................................   5.750%   07/01/18  $  1,041,950
10,000..  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (Embedded Cap) (FSA Insd)...................   5.730    07/01/21    11,901,800
                                                                                 ------------
                                                                                   12,943,750
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  102.0%
  (Cost $473,580,577)..........................................................   523,553,890
SHORT-TERM INVESTMENTS  0.1%
  (Cost $500,000)..............................................................       500,000
                                                                                 ------------
TOTAL INVESTMENTS  102.1%
  (Cost $474,080,577)..........................................................   524,053,890
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)..................................   (10,655,861)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $513,398,029
                                                                                 ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $474,080,577).......................    $524,053,890
Cash........................................................          20,500
Receivables:
  Interest..................................................       8,462,204
  Investments Sold..........................................         731,108
Other.......................................................           3,563
                                                                ------------
      Total Assets..........................................     533,271,265
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      18,793,250
  Income Distributions--Common and Preferred Shares.........         452,870
  Investment Advisory Fee...................................         284,722
  Administrative Fee........................................          87,607
  Affiliates................................................          14,400
Accrued Expenses............................................         144,600
Trustees' Deferred Compensation and Retirement Plans........          95,787
                                                                ------------
      Total Liabilities.....................................      19,873,236
                                                                ------------
NET ASSETS..................................................    $513,398,029
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $50,000 per share)........................................    $190,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  19,106,785 shares issued and outstanding).................         191,068
Paid in Surplus.............................................     282,031,706
Net Unrealized Appreciation.................................      49,973,313
Accumulated Undistributed Net Investment Income.............         920,065
Accumulated Net Realized Loss...............................      (9,718,123)
                                                                ------------
  Net Assets Applicable to Common Shares....................     323,398,029
                                                                ------------
NET ASSETS..................................................    $513,398,029
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($323,398,029 divided
  by 19,106,785 shares outstanding).........................    $      16.93
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $29,074,038
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,304,814
Administrative Fee..........................................      1,016,866
Preferred Share Maintenance.................................        497,564
Trustees' Fees and Expenses.................................         38,959
Custody.....................................................         33,439
Legal.......................................................         18,924
Other.......................................................        319,008
                                                                -----------
    Total Expenses..........................................      5,229,574
                                                                -----------
NET INVESTMENT INCOME.......................................    $23,844,464
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 1,704,551
  Futures...................................................       (273,489)
                                                                -----------
Net Realized Gain...........................................      1,431,062
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     40,118,744
  End of the Period.........................................     49,973,313
                                                                -----------
Net Unrealized Appreciation During the Period...............      9,854,569
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $11,285,631
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $35,130,095
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                        October 31, 1998   October 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 23,844,464       $ 24,197,395
Net Realized Gain.....................................       1,431,062            925,006
Net Unrealized Appreciation During the Period.........       9,854,569         12,769,504
                                                          ------------       ------------
Change in Net Assets from Operations..................      35,130,095         37,891,905
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................     (17,434,204)       (18,341,741)
  Preferred Shares....................................      (6,788,173)        (6,745,718)
                                                          ------------       ------------
Total Distributions...................................     (24,222,377)       (25,087,459)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      10,907,718         12,804,446
NET ASSETS:
Beginning of the Period...............................     502,490,311        489,685,865
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $920,065 and $1,297,978,
  respectively).......................................    $513,398,029       $502,490,311
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             September 25, 1992
                                                                                               (Commencement
                                                  Year Ended October 31                        of Investment
                               -----------------------------------------------------------     Operations) to
                                 1998       1997      1996      1995      1994      1993      October 31, 1992
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)..............  $ 16.354   $ 15.684   $15.612   $13.992   $17.177   $14.587         $     14.771
                               --------   --------   -------   -------   -------   -------         ------------
 Net Investment Income.......     1.248      1.266     1.293     1.330     1.354     1.369                 .056
 Net Realized and Unrealized
   Gain/Loss.................      .592       .717      .159     1.701    (3.148)    2.408                (.237)
                               --------   --------   -------   -------   -------   -------         ------------
Total from Investment
 Operations..................     1.840      1.983     1.452     3.031    (1.794)    3.777                (.181)
                               --------   --------   -------   -------   -------   -------         ------------
Less:
 Distributions from Net
   Investment Income:
     Paid to Common
       Shareholders..........      .913       .960     1.020     1.020     1.020      .884                  -0-
     Common Share Equivalent
       of Distributions Paid
       to Preferred
       Shareholders..........      .355       .353      .360      .391      .285      .303                 .003
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders............       -0-        -0-       -0-       -0-      .067       -0-                  -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred
     Shareholders............       -0-        -0-       -0-       -0-      .019       -0-                  -0-
                               --------   --------   -------   -------   -------   -------         ------------
Total Distributions..........     1.268      1.313     1.380     1.411     1.391     1.187                 .003
                               --------   --------   -------   -------   -------   -------         ------------
Net Asset Value, End of the
 Period......................  $ 16.926   $ 16.354   $15.684   $15.612   $13.992   $17.177         $     14.587
                               ========   ========   =======   =======   =======   =======         ============
Market Price Per Share at End
 of the Period...............  $15.8125   $15.0625   $14.750   $14.375   $12.750   $16.000         $     13.875
Total Investment Return at
 Market Price (b)............    11.33%      8.96%     9.88%    21.06%   (14.17%)   22.08%               (7.50%)*
Total Return at Net Asset
 Value (c)...................     9.35%     10.74%     7.22%    19.46%   (12.71%)   24.24%               (2.73%)*
Net Assets at End of the
 Period (In millions)........  $  513.4   $  502.5   $ 489.7   $ 488.3   $ 457.3   $ 518.2         $      468.7
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**.............     1.64%      1.66%     1.72%     1.72%     1.64%     1.66%                1.12%
Ratio of Net Investment
 Income to Average Net Assets
 Applicable to Common Shares
 (d).........................     5.35%      5.76%     5.99%     6.31%     6.81%     6.57%                3.52%
Portfolio Turnover...........       30%        49%       37%       79%      133%      112%                  15%*
 *  Non-Annualized
 ** Ratio of Expenses to
 Average Net Assets Including
 Preferred Shares............     1.03%      1.02%     1.05%     1.03%     1.00%     1.03%                1.00%

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust, formerly known as Van Kampen American Capital Advantage Municipal Income Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $9,634,822, which will expire between October 31, 2002 and October 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses realized on wash sale transactions.

    At October 31, 1998, for federal income tax purposes the cost of long- and short-term investments is $474,163,878, the aggregate gross unrealized appreciation is $49,945,271 and the aggregate gross unrealized depreciation is $55,259, resulting in net unrealized appreciation on long- and short-term investments of $49,890,012.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1998, 99.92% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $10,800 representing legal services provided by Skadden, Arps, Slate,

                                October 31, 1998
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $143,400 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $155,191,845 and $153,796,111, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally

                                October 31, 1998
--------------------------------------------------------------------------------

invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended October 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1997.............................       100
Futures Opened..............................................       -0-
Futures Closed..............................................      (100)
                                                                 -----
Outstanding at October 31, 1998.............................       -0-
                                                                 =====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                October 31, 1998
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 1,000 shares while Series D contains 800 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 1998 was 3.332%. During the year ended October 31, 1998, the rates ranged from 3.300% to 3.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its in entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Advantage Municipal Income Trust:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Municipal Income Trust as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 1, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value

International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income

Capital Preservation
     Reserve
     Tax Free Money

Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES
DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants.

1) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     --------------------
                                                     IN FAVOR    WITHHELD
-------------------------------------------------------------------------
Theodore A. Meyers..................................    2,894       35

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                  ----------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
Don G. Powell.................................... 17,427,422    218,200
Hugo Sonnenschein................................ 17,423,009    222,613

The other trustees of the Trust whose terms did not expire in 1998 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 17,410,288 shares voted in favor of the proposal, 86,529 shares voted against and 151,734 shares abstained.

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

THIS PAGE INTENTIONALLY LEFT BLANK

                                       32